POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Series Fund, Inc., Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc. hereby severally constitute and appoint Amy R. Doberman, Daniel
E. Burton and Michael J. Gioffre, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

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Registration Statements filed under the Securities Act of 1933:

Aetna Series Fund, Inc.                                                33-41694
Aetna Balanced VP, Inc.                                                33-27247
Aetna Generation Portfolios, Inc.                                      33-88334
Aetna Variable Portfolios, Inc.                                        333-05173
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Registration Statements filed under the Investment Company Act of 1940:

Aetna Series Fund, Inc.                                                811-6352
Aetna Balanced VP, Inc.                                                811-5773
Aetna Generation Portfolios, Inc.                                      811-8934
Aetna Variable Portfolios, Inc.                                        811-7651
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hereby ratifying and confirming on this 6th day of November, 1998, our signatures as they may be signed by our said attorneys to any and all amendments to such Registration Statements.

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                    Signature/Title                                              Signature/Title
                   /s/ J. Scott Fox                                         /s/ Stephanie A. DeSisto
--------------------------------------------------------      ------------------------------------------------------
                     J. Scott Fox                                             Stephanie A. DeSisto
                President and Director                                Treasurer and Chief Financial Officer
             (Principal Executive Officer)                        (Principal Financial and Accounting Officer)

              /s/ Albert E. DePrince, Jr.                                        /s/ Sidney Koch
--------------------------------------------------------      ------------------------------------------------------
           Albert E. DePrince, Jr., Director                                  Sidney Koch, Director


                 /s/ Maria T. Fighetti                                        /s/ Shaun P. Mathews
--------------------------------------------------------      ------------------------------------------------------
              Maria T. Fighetti, Director                                  Shaun P. Mathews, Director


                  /s/ David L. Grove                                         /s/ Corine T. Norgaard
--------------------------------------------------------      ------------------------------------------------------
               David L. Grove, Director                                   Corine T. Norgaard, Director


                    /s/ John Y. Kim                                          /s/ Richard G. Scheide
--------------------------------------------------------      ------------------------------------------------------
                 John Y. Kim, Director                                    Richard G. Scheide, Director

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